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                                                                   Exhibit 10(b)

                         CONSENT OF SHEARMAN & STERLING

     We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Merrill Lynch Index Funds, Inc. filed as part of Post-Effective Amendment No. 8 to the Registration Statement (File No. 333-15265) and to the use of our opinion of counsel, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-15265).



                                                   /s/ Shearman & Sterling
                                                  ------------------------------
                                                     Shearman & Sterling

New York, New York
April 23, 2003